                                                                     EXHIBIT 4.7



                         TRUST SUPPLEMENT NO. 2000-2A-2
                                       TO
                          PASS THROUGH TRUST AGREEMENT


                          Dated as of December 14, 2000

                                     between

                             UNITED AIR LINES, INC.

                                       and

                       STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION,
                                   as Trustee



                                   ----------

                                  $732,770,000

      United Airlines Enhanced Pass Through Certificates, Series 2000-2A-2

                         TRUST SUPPLEMENT NO. 2000-2A-2

                          Dated as of December 14, 2000

              Enhanced Pass Through Certificates, Series 2000-2A-2

                                   ----------

                                TABLE OF CONTENTS

                                   ----------

                                                                                                               Page
                                                                                                               ----
ARTICLE I
DECLARATION OF TRUST..............................................................................................2
         Section 1.01      Declaration of Trust...................................................................2

ARTICLE II
THE CERTIFICATES..................................................................................................2
         Section 2.01      The Certificates.......................................................................2
         Section 3.01      Definitions............................................................................3

ARTICLE IV
THE TRUSTEE.......................................................................................................3
         Section 4.01      The Trustee............................................................................3

ARTICLE V
MISCELLANEOUS PROVISIONS..........................................................................................4
         Section 5.01      Basic Agreement Ratified...............................................................4
         Section 5.02      GOVERNING LAW..........................................................................4
         Section 5.03      Execution in Counterparts..............................................................4

Exhibit A         Form of Certificate
Exhibit B         DTC Letter of Representations
Exhibit C         Scheduled Payments of Principal on Class A-2 Certificates
Exhibit D         Notes, Principal Amounts and Maturities
Exhibit E         Aircraft, Registration Numbers and Maturities
Exhibit F         Note Documents

                         TRUST SUPPLEMENT NO. 2000-2A-2

         This Trust Supplement No. 2000-2A-2, dated as of December 14, 2000 (herein called the "Trust Supplement"), between United Air Lines, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company of Connecticut, National Association, a national banking association (the "Trustee"), to the Pass Through Trust Agreement, dated as of December 14, 2000 (the "Basic Agreement"), between the Company and the Trustee.

         WHEREAS, the Basic Agreement, which is unlimited as to the aggregate principal amount of Certificates that may be issued thereunder, has heretofore or concurrently herewith been executed and delivered;

         WHEREAS, pursuant to each Indenture with respect to the Aircraft, United proposes to issue on a recourse basis the Notes to refinance its current indebtedness originally incurred to finance the Aircraft;

         WHEREAS, the Trustee intends to declare the creation of this 2000-2A-2 Trust (the "Class A-2 Trust") for the benefit of the Certificateholders of the Class A-2 Certificates to be issued in respect of such Class A-2 Trust, and the initial Certificateholders of the Class A-2 Certificates, as grantors of such Class A-2 Trust, by their respective acceptances of the Class A-2 Certificates, shall join in the creation of the Class A-2 Trust with the Trustee;

         WHEREAS, all Certificates to be issued by the Class A-2 Trust will evidence fractional undivided interests in the Class A-2 Trust created hereby and will convey no rights, benefits or interests in respect of any property other than the Trust Property of the Class A-2 Trust;

         WHEREAS, pursuant to the terms and conditions of the Basic Agreement, as supplemented by this Trust Supplement, and the Note Purchase Agreement, the Trustee on behalf of the Class A-2 Trust shall purchase the Notes issued by the Company, in each case having the identical interest rate as, and final maturity dates not later than the final Regular Distribution Date of, the Class A-2 Certificates issued hereunder and shall hold such Notes in trust for the benefit of the Class A-2 Certificateholders;

         WHEREAS, all of the conditions and requirements necessary to make this Trust Supplement, when duly executed and delivered, a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Trust Supplement in the form and with the terms hereof have been in all respects duly authorized;

         NOW, THEREFORE, in consideration of the premises herein, it is agreed between the Company and the Trustee as follows:

                                                     [(2000-2) Trust Supplement]

                                    ARTICLE I
                              DECLARATION OF TRUST

         Section 1.01 Declaration of Trust. The Trustee hereby declares the creation of this Class A-2 Trust for the benefit of the Certificateholders of the Certificates issued hereunder, and the initial Certificateholders, as the grantors of the Class A-2 Trust, by their respective acceptances of the Certificates issued hereunder, join in the creation of this Class A-2 Trust with the Trustee.

                                   ARTICLE II
                                THE CERTIFICATES

         Section 2.01 The Certificates. There is hereby created a class of Certificates to be issued under the Agreement, designated and to be distinguished and known as "United Airlines Enhanced Pass Through Certificates, Series 2000-2A-2" (the "Class A-2 Certificates"). Each Certificate represents a Fractional Undivided Interest in the Class A-2 Trust created hereby. The terms and conditions applicable to the Class A-2 Certificates are as follows:

                  1. The maximum aggregate principal amount of the Class A-2 Certificates that shall be authenticated under the Agreement (except for Class A-2 Certificates authenticated and delivered pursuant to Sections 3.04, 3.07 and
3.10 of the Basic Agreement) upon their initial issuance is $732,770,000.

                  2. The Cut-off Date is December 14, 2000.

                  3. The Regular Distribution Dates with respect to any payment of Scheduled Payments means each April 1 and October 1, commencing on April 1, 2001 and ending April 1, 2011.

                  4. The Special Distribution Dates with respect to the Class A-2 Certificates are any Business Day on which a Special Payment is to be distributed pursuant to the Agreement.

                  5. The Class A-2 Certificates shall be in the form attached hereto as Exhibit A, shall be Global Certificates and shall be subject to the conditions set forth in the Letter of Representations between the Company and The Depository Trust Company, as initial Clearing Agency, attached hereto as Exhibit B.

                  6. The Scheduled Payments of principal shall be as set forth in Exhibit C.

                  7. The proceeds of the Class A-2 Certificates issued under the Class A-2 Trust shall be used to purchase the Notes described in Exhibit D.

                                                     [(2000-2) Trust Supplement]

                  8. The Notes described in paragraph 7 relate to the Aircraft listed in Exhibit E.

                  9.  The related Note Documents are listed in Exhibit F.

                  10. The Class A-2 Certificates shall bear the following legend:

                  EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN WITH PLAN ASSETS OF ANY PLAN OR AN INDIVIDUAL RETIREMENT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE OR AN INTEREST HEREIN IS EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.

                  11. The Class A-2 Certificates shall have the benefit of the Class A-2 Liquidity Facility.

                                   ARTICLE III
                                   DEFINITIONS

         Section 3.01 Definitions. Unless otherwise specified herein, capitalized terms used herein without definition shall have the respective meanings specified heretofore in the Basic Agreement or in the Intercreditor Agreement.

                                   ARTICLE IV
                                   THE TRUSTEE

         Section 4.01 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Trust Supplement or the due execution hereof by the Company or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.

         Except as herein otherwise provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed by the Trustee by reason of this Trust Supplement other than as set forth in the Basic Agreement, and this Trust Supplement is executed and accepted on behalf of the Trustee, subject to all the terms and conditions set forth in the Basic Agreement, upon the effectiveness thereof, as fully to all intents as if the same were herein set forth at length.

                                                     [(2000-2) Trust Supplement]

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         Section 5.01 Basic Agreement Ratified. Except and so far as herein expressly provided, all of the provisions, terms and conditions of the Basic Agreement are in all respects ratified and confirmed; and the Basic Agreement and this Trust Supplement shall be taken, read and construed as one and the same instrument.

         Section 5.02 GOVERNING LAW. THIS TRUST SUPPLEMENT AND THE CLASS A-2 CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 5.03 Execution in Counterparts. This Trust Supplement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

                                                     [(2000-2) Trust Supplement]


         IN WITNESS WHEREOF, the Company and the Trustee have caused this Trust Supplement to be duly executed by their respective officers thereto duly authorized, as of the day and year first written above.

                                        UNITED AIR LINES, INC.


                                        By: /s/ JEFFREY T. KAWALSKY
                                           -------------------------------------
                                                 Name: Jeffrey T. Kawalsky
                                                 Title: Assistant Treasurer



                                        STATE STREET BANK AND TRUST
                                        COMPANY OF CONNECTICUT,
                                        NATIONAL ASSOCIATION,
                                        as Trustee

                                        By: /s/ JOHN G. CORREIA
                                           -------------------------------------
                                                 Name:  John G. Correia
                                                 Title: Assistant Vice President

                                                     [(2000-2) Trust Supplement]

                                    EXHIBIT A

                               FORM OF CERTIFICATE

                              CLASS A-2 CERTIFICATE

                           REGISTERED $______________
                          Fractional Undivided Interest
                           CUSIP NO. ________________

No. R - __

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN
SECTION 3.05 OF THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.

         EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE OR AN INTEREST HEREIN WITH PLAN ASSETS OF ANY PLAN OR AN INDIVIDUAL RETIREMENT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE OR AN INTEREST HEREIN IS EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF
SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.

                                                     [(2000-2) Trust Supplement]

              UNITED AIRLINES 2000-2A-2 ENHANCED PASS THROUGH TRUST

                      UNITED AIRLINES ENHANCED PASS THROUGH
                          CERTIFICATE, SERIES 2000-2A-2

            Final Expected Regular Distribution Date: ______________

evidencing a fractional undivided interest in a trust, the property of which includes certain equipment notes each secured by an Aircraft owned by United Air Lines, Inc.

         THIS CERTIFIES THAT CEDE & CO., for value received, is the registered owner of a _________________________________ ($______________) Fractional
Undivided Interest in the United Airlines 2000-2A-2 Pass Through Trust (the "Trust") created by State Street Bank and Trust Company of Connecticut, National Association, as trustee (the "Trustee") pursuant to a Pass Through Trust Agreement, dated as of December 14, 2000 (the "Basic Agreement"), as supplemented by Trust Supplement No. 2000-2A-2 (collectively, the "Agreement") between the Trustee and United Air Lines, Inc., a Delaware corporation (the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. This Certificate is one of the duly authorized Certificates designated as "United Airlines Enhanced Pass Through Certificates, Series 2000-2A-2" (the "Certificates"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement.

         By virtue of its acceptance hereof, the Certificateholder of this Certificate assents to and agrees to be bound by the provisions of the Agreement, the Intercreditor Agreement and the Note Purchase Agreement. The property of the Trust includes (i) certain Notes and all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the related Escrow Account, the related Certificate Account and the related Special Payments Account, (iii) all rights of such Trust and the Trustee, on behalf of such Trust, under the Intercreditor Agreement and the Note Purchase Agreement, including all rights to receive certain payments thereunder and all monies paid to such Trustee on behalf of such Trust pursuant to the Intercreditor Agreement and the Note Purchase Agreement and (iv) all monies receivable by the Subordination Agent under the Liquidity Facility for the Trust (the "Trust Property"). Each issue of the Notes is secured directly or indirectly by, among other things, a security interest in the Aircraft owned by the Company.

         The Certificates represent Fractional Undivided Interests in the Trust and the Trust Property, and have no rights, benefits or interest in respect of any assets or property of any trust of another class.

                  Interest applicable to this Certificate will be payable at a rate equal to _____%.

                                                     [(2000-2) Trust Supplement]

         Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement and the Note Purchase Agreement, from and to the extent of funds then available to the Trustee, there shall be distributed on each April 1 and October 1 (a "Regular Distribution Date"), commencing on April 1, 2001, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding such Regular Distribution Date, an amount in respect of the Scheduled Payments on the Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement, the Intercreditor Agreement and the Note Purchase Agreement, if Special Payments on the Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special Distribution Date, an amount in respect of such Special Payments on the Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received. If a Regular Distribution Date or Special Distribution Date is not a Business Day, distribution shall be made on the next Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Certificate.

         Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Certificate shall be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

         THE AGREEMENT AND THIS CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE HOLDER OF THIS CERTIFICATE UNDER THE AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Reference is hereby made to the further provisions of this Certificate set forth in the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid or obligatory for any purpose.

                                                     [(2000-2) Trust Supplement]

         IN WITNESS WHEREOF, the Trustee, on behalf of the Issuer and not in its individual capacity, has caused this Certificate to be duly executed.

                                 UNITED AIRLINES 2000-2A-2 PASS THROUGH TRUST

                                 By:  STATE STREET BANK AND TRUST COMPANY OF
                                      CONNECTICUT, NATIONAL ASSOCIATION, not in
                                      its individual capacity but solely as
                                      Trustee

Dated:                                By:
       -----------------------           --------------------------------------
                                         Name:
                                              ---------------------------------
                                         Title:
                                               --------------------------------

                                                     [(2000-2) Trust Supplement]


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within-mentioned Trust Agreement.


State Street Bank and Trust Company of    State Street Bank and Trust Company of
Connecticut, National Association, not    Connecticut, National Association, not
in its individual capacity but solely     in its individual capacity but solely
as Trustee                                as Trustee



By:                                         By:
   ------------------------------------        --------------------------------
                                                     Authenticating Agent

                                            By:
                                               --------------------------------

                                                     [(2000-2) Trust Supplement]

                            [REVERSE OF CERTIFICATE]

         The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Trustee or any of their Affiliates. The Certificates are limited in right or payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each Certificateholder of this Certificate, by its acceptance hereof, agrees that it shall look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

         The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Certificateholders holding Certificates evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in the Trust. Any such consent by the Certificateholder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Certificateholders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Registrar, or by any successor Registrar, at its Corporate Trust Office, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust shall be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $1,000 Fractional Undivided Interest and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the

                                                     [(2000-2) Trust Supplement]

same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Trustee shall require payment by the Certificateholder of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property.

                                                     [(2000-2) Trust Supplement]

                             FORM OF TRANSFER NOTICE

         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.


--------------------------------------------------------------------------------
please print or typewrite name and address including zip code of assignee


--------------------------------------------------------------------------------
the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.



Date:                                       [Name of Transferor]

                                            ----------------------------------


                                            NOTE: The signature must correspond
                                            with the name as written upon the
                                            face of the within- mentioned
                                            instrument in every particular,
                                            without alteration or any change
                                            whatsoever.

Signature Guarantee:
                    --------------------------

                                                     [(2000-2) Trust Supplement]

                                    EXHIBIT B

                          DTC LETTER OF REPRESENTATIONS

                                                     [(2000-2) Trust Supplement]

                                    EXHIBIT C

                         SCHEDULED PAYMENTS OF PRINCIPAL
                            ON CLASS A-2 CERTIFICATES


Payment Date                      Principal Payment
------------                      -----------------

                                                     [(2000-2) Trust Supplement]

                                    EXHIBIT D

                        PRINCIPAL AMOUNTS AND MATURITIES


Notes                             Principal Amount               Maturity
-----                             ----------------               --------

                                                     [(2000-2) Trust Supplement]

                                    EXHIBIT E

                  AIRCRAFT, REGISTRATION NUMBERS AND MATURITIES


                                    Aircraft
                                  Registration
Aircraft                             Number                            Maturity
--------                             ------                            --------

                                                     [(2000-2) Trust Supplement]

                                    EXHIBIT F

                                 NOTE DOCUMENTS

                                          Aircraft
                                        Registration
      Aircraft                              Number                           Note Document

      A319-131                              N809UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A319-131                              N810UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A319-131                              N811UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A319-131                              N812UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A319-131                              N813UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

                                                     [(2000-2) Trust Supplement]


      A319-131                              N814UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A319-131                              N815UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A319-131                              N816UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A319-131                              N817UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A319-131                              N818UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A319-131                              N828UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

                                                     [(2000-2) Trust Supplement]


      A319-131                              N829UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A320-232                              N437UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A320-232                              N438UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A320-232                              N439UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A320-232                              N440UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      A320-232                              N447UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

                                                     [(2000-2) Trust Supplement]


      A320-232                              N450UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      B747-422                              N119UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      B747-422                              N120UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      B747-422                              N121UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      B757-222                              N591UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      B757-222                              N592UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

                                                     [(2000-2) Trust Supplement]


      B757-222                              N593UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      B757-222                              N594UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      B757-222                              N589UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      B757-222                              N590UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

      B757-222                              N595UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

     B777-200ER                             N784UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

                                                     [(2000-2) Trust Supplement]


     B777-200ER                             N785UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

     B777-200ER                             N787UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

     B777-200ER                             N789UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

     B777-200ER                             N790UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

     B777-200ER                             N791UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

     B777-200ER                             N793UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

                                                     [(2000-2) Trust Supplement]


     B777-200ER                             N797UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C

     B777-200ER                             N798UA                     Participation Agreement
                                                                       Trust Indenture and Mortgage
                                                                       Equipment Note, Series A-1
                                                                       Equipment Note, Series A-2
                                                                       Equipment Note, Series B
                                                                       Equipment Note, Series C